We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. D. A. Davidson's 23rd Annual Diversified Industrials & Services Conference September 19, 2024

2 DISCLOSURE: Forward-Looking Statements This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward- looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; our guidance; our expected margin growth; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” "would," “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” "guidance," “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward- looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward- looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. When presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation. Sterling Infrastructure, Inc. | STRL: IR Presentation

3 Sterling at a Glance Sterling Infrastructure, Inc. | STRL: IR Presentation E-Infrastructure Solutions 48% Transportation Solutions 32% Building Solutions 20% NASDAQ: STRL Market Cap: $3.9 billion (September 17, 2024) 2023 EBITDA Margin: 13.1% History of strong, profitable growth 2023 Revenue: $1.97 billion 8-year revenue CAGR of 20% 2Q24 net cash $211 million Strong, balance sheet, Cash Flow Leading Provider of Infrastructure Services in the U.S. Segment Pie Chart reflects 2023 Revenue by Segment

Sterling Infrastructure, Inc. | STRL: IR Presentation 4 Revenue CAGR 2019-2023: +21% R ev en ue ($ m ill io ns )* O p erating m arg in % * (4.9)% (2.0)% 2.2% 4.0% 3.4% 7.5% 7.6% 9.0% 10.4% E-Infrastructure Solutions Transportation Solutions Building Solutions Operating Margin 2015 2016 2017 2018 2019 2020 2021 2022 2023 -1,000 -500 0 500 1,000 1,500 2,000 2,500 (6)% (4)% (2)% 0% 2% 4% 6% 8% 10% 12% 2015 – 2019: Strategic Transformation 2020 +: Leveraging the Platform Transformation Built the Foundation for Success * Revenue and Operating margin from continuing operations

Sterling Infrastructure, Inc. | STRL: IR Presentation 5 EPS CAGR 2019-2023: +38% 2015 – 2019: Strategic Transformation 2020 +: Leveraging the Platform D ilu te d E PS * $(2.40) $(0.66) $0.10 $0.60 $1.24 $1.53 $2.11 $3.16 $4.44 2015 2016 2017 2018 2019 2020 2021 2022 2023 $(3.00) $(2.00) $(1.00) $— $1.00 $2.00 $3.00 $4.00 $5.00 Transformation Built the Foundation for Success * Diluted EPS from continuing operations

Sterling Infrastructure, Inc. | STRL: IR Presentation 6 Backlog Trends *Backlog and Unsigned Awards from continuing operations B ac kl o g a nd U ns ig ne d A w ar d s ($ m ill io ns )* B acklo g m arg in* Backlog Unsigned Awards Backlog margin 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 $0 $500 $1,000 $1,500 $2,000 $2,500 10% 11% 12% 13% 14% 15% 16% 17%

7 Strong Platform Serving Diverse End Markets Sterling Infrastructure, Inc. | STRL: IR Presentation Sterling is playing a critical role in building the data infrastructure that enables today's way of life, the manufacturing production coming back to the US, the highways, the bridges, and the airports that connect us and the homes we live in.

E-Infrastructure Solutions Markets + Data Centers + Next Generation Manufacturing + E-Commerce Distribution Centers + Warehousing What We Do: Leading provider of large-scale specialty site infrastructure improvement contracting services, including site selection and preparation, in the Southeastern, Northeastern and Mid-Atlantic U.S. E-Infrastructure Solutions data center project 2023 Financial Metrics + Revenue: $937 million + Operating Margin: 15.0% Drivers + Strong demand for data centers + Megaprojects for EV, batteries, solar, semiconductors, other. + Reshoring of manufacturing capacity + E-Commerce distribution center and small warehouses showing early signs of activity Key Customers + Hyundai/SK + Meta + Amazon + Walmart Sterling Infrastructure, Inc. | STRL: IR Presentation 8 Largest, highest-margin segment

What We Do: Infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, light rail and storm drainage systems in the Rocky Mountain states and Texas. Transportation Solutions Wildlife Crossing Bridge project Sterling Infrastructure, Inc. | STRL: IR Presentation 9 Transportation Solutions Improved bid discipline and reduced risk 2023 Financial Metrics + Revenue: $631 million + Operating Margin: 6.6% Markets + Low-bid Heavy Highway + Alternative FD + Aviation + Rail Primary Geographies + Arizona + Colorado + Hawaii + Nevada + Texas + Utah Drivers + Strong state and local funding + Infrastructure Bill allocates $643B for transportation programs ($284B incremental), $25B for airports over 5 years + Over $185B in IIJA funding for 7,000+ transportation projects announced in 2022

What We Do: Residential and Commercial concrete slabs in the Dallas/ Fort Worth, Houston, and Phoenix markets. Plumbing capabilities (rough in, top outs, fixtures in DFW). Building Solutions Dallas area large subdivision project for leading builder Sterling Infrastructure, Inc. | STRL: IR Presentation 10 Building Solutions Improved bid discipline and reduced risk 2023 Financial Metrics + Revenue: $404 million + Operating margin: 11.4% Markets + Dallas/ Fort Worth + Houston + Phoenix Customers Leading National Home Builders, including but not limited to + Pulte + D.R. Horton + Lennar + HistoryMaker Drivers + Demand for single-family homes in the Dallas, Houston, and Phoenix markets + Share gain in the Houston and Phoenix markets + Plumbing demand and cross- selling capabilities + Favorable mix shift

Financial Overview Sterling Infrastructure, Inc. | STRL: IR Presentation 11

Sterling | STRL: Second Quarter 2024 12 (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA reconciliation. (2) Cash flow from operations for the six months ended June 30, 2024. (3) Cash & Cash Equivalents and Backlog at June 30, 2024. (4) Combined Backlog includes Unsigned Awards of $347.2 million at June 30, 2024. Second Quarter 2024 Results Highlights +Revenues: $582.8 million +Net Income: $51.9 million +Diluted EPS: $1.67 +EBITDA(1): $87.0 million +Cash Flow from Operations(2): $170.6 million +Cash & Cash Equivalents(3): $540.0 million +Backlog(3): $2.10 billion with 16.0% margin +Combined Backlog(4): $2.45 billion

13 Cash Flow Strong cash flow profile provides flexibility and supports growth investments Sterling Infrastructure, Inc. | STRL: IR Presentation Considerations: • In recent quarters, cash flow has benefited from the timing of cash payments on large projects in E-Infrastructure and Transportation Solutions. • Over the long-term, we expect that operating cash flow will approximate operating income. Operating Cash Flow $25 $39 $42 $123 $159 $219 $479 2017 2018 2019 2020 2021 2022 2023 $0 $100 $200 $300 $400 $500

14 Balance Sheet (1) 2018-2020 includes cash and debt from discontinued operations, 2021-2Q24 is continuing operations only. Considerations: • We expect to pursue strategic uses of our liquidity, including acquisitions, investing in capital equipment and managing leverage. • Sterling is comfortable with a forward- looking debt/EBITDA coverage ratio of +/-2.5X. • 5-Year Credit Facility as of June 30, 2024: • $330M Term Loan Borrowings • $75M Revolving Credit Facility (Undrawn) • Net cash position as of June 30, 2024: • $211M, or $6.78 per diluted share. Sterling Infrastructure, Inc. | STRL: IR Presentation Significant firepower to support future growth (in m ill io ns ) $94 $46 $66 $61 $182 $472 $540 $82 $433 $369 $452 $431 $342 $329 Cash and cash equivalents Total debt 2018 2019 2020 2021 2022 2023 2Q 2024 $0 $100 $200 $300 $400 $500 $600 Total Debt and Cash Positions (1)

Capital Allocation Priorities Support organic growth in existing and new markets + Capital expenditures support multi-year growth, weighted toward E- Infrastructure Solutions Strategic M&A – “Bolt on” and/ or 4th Leg Opportunities + “Bolt-ons”: Continue to evaluate small-to-mid sized acquisition opportunities that compliment our current service offerings and customer base + 4th Leg opportunities: Adjacent market opportunities with exposure to strong, multi-year infrastructure investment trends and/or a recurring revenue element + Seeking margin-accretive deals with attractive end market exposures at a reasonable price Share Repurchase Program + $200 million authorization + Taking an opportunistic approach to repurchase Sterling Infrastructure, Inc. | STRL: IR Presentation 15

Full Year 2024 Guidance (1) See EBITDA guidance reconciliation in appendix. Sterling Infrastructure, Inc. | STRL: IR Presentation 16 Revenue of $2.150 to $2.225 billion Net Income of $175 to $180 million EPS of $5.60 to $5.75 EBITDA (1) of $300 to $310 million “We believe 2024 will be another excellent year for Sterling. Given our strong first half results and backlog position, we are raising our full year guidance. The midpoint of our 2024 guidance would represent 11% revenue growth, 28% net income growth and 18% EBITDA growth” - Joe Cutillo, STRL 2Q24 Conference Call

Robust balance sheet, FCF 17 Summary Sterling Infrastructure, Inc. | STRL: IR Presentation Successful strategic foundation with strong, diversified platform Continued opportunity for margin expansion Strong, multi-year, secular growth drivers Sterling, A Leading Provider of Infrastructure Services in the U.S. Strong historical stock performance

+ Appendix Sterling Infrastructure, Inc. | STRL: IR Presentation 18

19 (1) In millions except for EPS and percentages (2) See EBITDA guidance reconciliation Sterling Infrastructure, Inc. | STRL: IR Presentation 2024 Modeling Considerations(1) Revenue $2,150 to $2,225 Gross Margin 18.5% to 19.0% G&A Expense as % of Revenue (Excluding Intangible Amortization) ~5% Intangible Amortization $17 Other Operating Expense Net $23 to $25 JV Non-Controlling Interest Expense ~$10 Effective Income Tax Rate ~25% Net Income $175 to $180 Diluted EPS $5.60 to $5.75 Expected Dilutive Shares Outstanding 31.3 EBITDA(2) $300 to $310

2024 Modeling Considerations Continued* 20* In Millions Non-Cash Items FY 2024 Expectations FY 2023 Depreciation $49 to $50 $42.2 Intangible Amortization $17 $15.2 Debt Issuance Cost Amortization $1 to $2 $1.7 Stock-based Compensation $18 to $20 $14.6 Deferred Taxes $6 to $8 $14.7 Other Cash Flow Items FY 2024 Expectations FY 2023 Interest expense, net of interest income $2 $15.2 CAPEX, net of disposals $60 to $65 $50.6 Sterling Infrastructure, Inc. | STRL: IR Presentation

21 Quarterly Consolidated and Segment Results ($ in millions) Q2 2024 Q2 2023 Revenues $ 582.8 $ 522.3 Gross Profit 112.7 92.3 G&A Expense (27.9) (24.0) Intangible Amortization (4.3) (3.7) Acquisition Related Costs (0.1) (0.1) Other Operating Expense, Net (7.8) (4.2) Operating Income 72.7 60.3 Interest, Net (0.2) (5.5) Income Tax Expense (18.0) (14.5) Less: Net Income Attributable to NCI (2.7) (0.8) Net income $ 51.9 $ 39.5 Diluted EPS $ 1.67 $ 1.27 EBITDA (1) $ 87.0 $ 73.5 ($ in millions) Q2 2024 Q2 2023 E-Infrastructure Solutions Revenue $ 241.3 $ 260.1 Operating Income $ 51.7 $ 43.2 Operating Margin 21.4% 16.6 % Transportation Solutions Revenue $ 232.8 $ 151.1 Operating Income $ 15.4 $ 9.9 Operating Margin 6.6% 6.5 % Building Solutions Revenue $ 108.7 $ 111.1 Operating Income $ 13.8 $ 13.5 Operating Margin 12.7% 12.1% (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders  adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA reconciliation Sterling Infrastructure, Inc. | STRL: IR Presentation

22 (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders adjusted for depreciation and amortization, net interest expense and taxes. (2) The Company defines adjusted EBITDA as EBITDA excluding the impact of acquisition related costs. Three Months Ended June 30, Six Months Ended June 30, 2024 2023 2024 2023 Net income attributable to Sterling common stockholders $ 51,879 $ 39,480 $ 82,927 $ 59,129 Depreciation and amortization 16,925 13,980 33,183 27,672 Interest expense, net of interest income 208 5,528 970 11,082 Income tax expense 17,952 14,505 25,556 21,538 EBITDA (1) 86,964 73,493 142,636 119,421 Acquisition related costs 101 59 137 249 Adjusted EBITDA (2) $ 87,065 $ 73,552 $ 142,773 $ 119,670 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA RECONCILIATION (In thousands) (Unaudited) Sterling Infrastructure, Inc. | STRL: IR Presentation

23 (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense and taxes. Full Year 2024 Guidance Low High Net income attributable to Sterling common stockholders $ 175 $ 180 Depreciation and amortization 66 67 Interest expense, net of interest income 2 2 Income tax expense 57 61 EBITDA (1) $ 300 $ 310 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA GUIDANCE RECONCILIATION (In millions) (Unaudited) Sterling Infrastructure, Inc. | STRL: IR Presentation

STRL 3-Year Stock Price Performance Source: FactSet Sterling Infrastructure, Inc. | STRL: IR Presentation 24

Protecting Our Environment + Sound governance + Environmentally responsible construction services and solutions for today and tomorrow Taking Care of Our People + Sterling’s safety rating consistently ranks 10X better than the industry average + Employee wellness programs through extensive benefit offerings + Training & Development programs, including the new focused training through Sterling Academy + Caring for our communities and supporting organizations across our footprint and beyond Governance + Committed to conducting business ethically and with integrity and full transparency + Committed to strong and effective governance practices that promote and protect the interests of our shareholders Sustainability From strategy to operations, we are committed to sustainability by operating responsibly to safeguard and improve society’s quality of life. In 2022, we published Building a Better Tomorrow, The Sterling Way – 2022 Sustainability Report to share our sustainability practices, goals and initiatives. This year, we published Leading The Way, The Sterling Way – 2023 Sustainability Report. Both reports can be accessed via the Sterling Way (ESG) section of our website https://www.strlco.com/sustainability/ Sterling Infrastructure, Inc. | STRL: IR Presentation 25

26 Contact Us Sterling Infrastructure, Inc. Noelle Dilts, VP IR and Corporate Strategy Tel: (281) 214-0795 Cell (720) 270-6361 noelle.dilts@strlco.com Sterling Infrastructure, Inc. | STRL: IR Presentation